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VANGUARD(R) YORKTOWN LIQUIDITY FUND

SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 16, 2005

The board of trustees has decided to terminate and liquidate the Fund as of July 27, 2006. In anticipation of the termination and liquidation, as of the close of business on July 21, 2006, the Fund is no longer accepting additional investments or opening new accounts.





















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